NATIXIS FUNDS

Supplement dated November 30, 2018 to the Natixis Funds Prospectus dated June 1, 2018, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 FundSM	Natixis Sustainable Future 2040 FundSM
Natixis Sustainable Future 2020 FundSM	Natixis Sustainable Future 2045 FundSM
Natixis Sustainable Future 2025 FundSM	Natixis Sustainable Future 2050 FundSM
Natixis Sustainable Future 2030 FundSM	Natixis Sustainable Future 2055 FundSM
Natixis Sustainable Future 2035 FundSM	Natixis Sustainable Future 2060 FundSM
(each a “Fund” and, together, the “Funds”)

Effective November 30, 2018, the third paragraph and the Funds’ target allocations table under the sub-section “Additional Information” within the section “More About Goals and Strategies,” in the Funds’ Statutory Prospectus are amended and restated as follows:

Subject to the oversight of Natixis Advisors, the Funds’ Subadviser, Wilshire, determines each Fund’s glide path and target allocations. The following table lists each Fund’s target allocations as of November 30, 2018. Under normal market conditions, each Fund may deviate no more than plus or minus 10% from its target equity and fixed-income allocations. The fixed-income allocations include cash allocations.

	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund
Equity	46%	53%	61%	70%	79%	85%	89%	91%	91%	91%
U.S. Equity	31%	36%	40%	46%	52%	56%	57%	57%	57%	57%
Non-U.S. Equity	14%	17%	21%	24%	27%	30%	32%	34%	34%	34%
Fixed-Income	54%	47%	39%	30%	21%	15%	11%	9%	9%	9%

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